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                                  EXHIBIT 99.1
                                  ------------


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Contact:     Bob Orlando,                     R. Pierce Reid
             MathSoft Inc.                    Schwartz Communications
             617-577-1017 x 742               617-431-0770

              MATHSOFT RELEASES FISCAL 1997 THIRD QUARTER RESULTS

CAMBRIDGE, MA--April 24, 1997--MathSoft, Inc. (Nasdaq: MATH) today reported financial results for its third quarter ended March 31, 1997. Net revenues for the quarter were $3.8 million compared to revenues reported for the same quarter of the prior year of $5.1 million and $5.0 million for the preceding quarter ended December 31, 1996. The net loss for the quarter was $1.9 million or $0.21 per share, compared to net income of $49,000 or $0.01 per share in the same quarter of the prior year, and a net loss of $0.6 million or $0.07 per share for the preceding quarter ended December 31, 1996.

MathSoft also reported that the next major release of the Company's flagship product, Mathcad, is currently in the final customer testing phase of development. Due to delays in getting to this phase, the Company continues to expect to incur a substantial loss in the fiscal 1997 fourth quarter.

Founded in 1984, MathSoft is the leading provider of knowledge discovery software for students and technical professionals. It has more than one million users of its Mathcad, StudyWorks, S-PLUS and Axum software worldwide. Users include technical professionals worldwide at more than half the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft product information can be obtained via the MathSoft Store located at http://www.mathsoft.com, by phone at 1-800-628-4223, by fax at 617-577-8829 or by mail at 101 Main Street, Cambridge, MA 02142.

The MathSoft logo, StudyWorks, Collaboratory, Mathcad, S-PLUS and Axum are trademarks of MathSoft, Inc.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such a difference include, but are not limited to: the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.


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
                         MATHSOFT, INC. AND SUBSIDIARIES

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS

                                                   MARCH 31,       DECEMBER 31,       JUNE 30,
                                                      1997             1996             1996
                                                   ---------       ------------       --------

CURRENT ASSETS:
      Cash, cash equivalents and short-term
        investments                                  $3,253          $ 3,916          $ 4,954
      Accounts receivables, net                       2,331            2,824            3,119
      Other receivables                               1,057              806              762
      Inventories                                       434              537              548
      Prepaid expenses                                  434              446              382
                                                     ------          -------          -------
         Total current assets                         7,509            8,529            9,765
                                                     ------          -------          -------

PROPERTY AND EQUIPMENT, NET                           1,624            1,629            1,599

OTHER ASSETS:
    Purchased technology, net                           341              396              504
    Other assets                                         74               74               31
                                                     ------          -------          -------

         TOTAL ASSETS                                $9,548          $10,628          $11,899
                                                     ======          =======          =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                   MARCH 31,       DECEMBER 31,       JUNE 30,
                                                      1997             1996             1996
                                                   ---------       ------------       --------

CURRENT LIABILITIES                                  $5,836          $ 5,343          $ 5,077
OTHER LONG-TERM LIABILITIES                             230               47               63
STOCKHOLDERS' EQUITY                                  3,482            5,238            6,759
                                                     ------          -------          -------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $9,548          $10,628          $11,899
                                                     ======          =======          =======



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
                         MATHSOFT, INC. AND SUBSIDIARIES

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                  THREE MONTHS ENDED         NINE MONTHS ENDED
                                        MARCH 31,    DEC. 31,   MARCH 31,         MARCH 31,
                                           1997       1996        1996        1997       1996
                                        ---------    --------   ---------     ----       ----

REVENUES:
      Software licenses                  $ 3,244      $4,341     $4,466      $11,509    $13,736
      Services and other                     598         611        683        1,810      1,989
                                         -------      ------     ------      -------    -------
         Total revenues                    3,842       4,952      5,149       13,319     15,725
                                         -------      ------     ------      -------    -------

COST OF REVENUES:
      Software licenses                      808         796        793        2,387      2,239
      Services and other                     192         213        243          595        707
                                         -------      ------     ------      -------    -------
         Total cost of revenues            1,000       1,009      1,036        2,982      2,946
                                         -------      ------     ------      -------    -------
         Gross profit                      2,842       3,943      4,113       10,337     12,779
                                         -------      ------     ------      -------    -------

OPERATING EXPENSES:
      Sales and marketing                  2,592       2,582      2,388        7,600      7,258
      Research and development             1,435       1,287      1,029        3,813      2,733
      General and administrative             776         715        693        2,016      1,867
                                         -------      ------     ------      -------    -------
         Total operating expenses          4,803       4,584      4,110       13,429     11,858
                                         -------      ------     ------      -------    -------

         INCOME (LOSS) FROM OPERATIONS    (1,961)       (641)         3       (3,092)       921

INTEREST INCOME, NET                          45          40         57          124        137
                                         -------      ------     ------      -------    -------
        INCOME (LOSS) BEFORE PROVISION
             FOR INCOME TAXES             (1,916)       (601)        60       (2,968)     1,058

PROVISION FOR INCOME TAXES                    13           0         11           28         32
                                         -------      ------     ------      -------    -------
         NET INCOME (LOSS)               $(1,929)     $ (601)    $   49      $(2,996)   $ 1,026
                                         =======      ======     ======      =======    =======

NET INCOME (LOSS) PER COMMON AND
      COMMON EQUIVALENT SHARE            $ (0.21)     $(0.07)    $ 0.01      $ (0.34)   $  0.11
                                         =======      ======     ======      =======    =======

WEIGHTED AVERAGE NUMBER OF COMMON
    AND COMMON EQUIVALENT SHARES
    OUTSTANDING                            8,977       8,769      9,639        8,786      9,432
                                         =======      ======     ======      =======    =======

